                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

CONTACT: Marty E. Adams
                  President and Chief Operating Officer
                  (330) 679-0175

                  Gregory L.  Ridler
                  Chairman, President and Chief Executive Officer
                  (330) 742-7099


                    SKY FINANCIAL GROUP ANNOUNCES AFFILIATION
                    -----------------------------------------
                       OF MAHONING NATIONAL BANCORP, INC.
                       ----------------------------------


           JUNE 7, 1999 (BOWLING GREEN, OHIO, NASDAQ: SKYF) Sky Financial Group, Inc. announced today the execution of a definitive agreement to acquire Mahoning National Bancorp, Inc., an $809 million bank holding company headquartered in Youngstown, Ohio. (NASDAQ: MGNB) The acquisition, expected to be completed in the fourth quarter of 1999, solidifies a strong market position for Sky Financial in six contiguous counties in eastern Ohio and western Pennsylvania and adds a significant profitable trust operation to Sky Financial's growing trust business.

         Under the terms of the agreement, Mahoning National shareholders will receive 1.66 shares of Sky Financial common stock for each share of Mahoning National common stock in a tax-free exchange. Based upon Sky Financial's closing price of $29.31 on June 4, 1999, the transaction represents an exchange value of $48.66 for each common share of Mahoning National and an aggregate transaction value of $307 million. Mahoning National has issued an option in favor of Sky Financial to purchase up to 19.9% of its outstanding shares, at an exercise price of $36.60 per share, which is exercisable under certain conditions.

         Mahoning National Bank will be merged into Sky Bank, the new name for the bank resulting from the merger of The Citizens Banking Company and First Western Bank, N.A. to be completed in the third quarter of this year. With the Mahoning National merger, Sky Bank will be a $4.6 billion commercial bank serving eastern Ohio, western Pennsylvania, and northern West Virginia. Marty E. Adams, President and COO, of Sky Financial stated, "We are extremely pleased to have Mahoning National join the Sky Financial Group. Mahoning National is a high-performing bank with an excellent trust operation and strong position in the markets it serves and will fit well with our existing franchise."

         Commenting on the merger, Gregory L. Ridler, Chairman, President and CEO, of Mahoning National stated, "Sky Financial is one of the top performing financial service companies in America as a result of its commitment to customers, employees and shareholders, and we are truly excited to be joining them."

         The merger, which will be accounted for as a pooling-of-interest, is expected to be accretive to earnings per share by approximately 1% in the first full year of operations. The merger is expected to achieve annual pre-tax cost savings of $6.5 million, approximately 30% of Mahoning National's expense base, through the integration of systems and support functions, improved branch efficiencies and increased alternative delivery channels for financial products and services. An after-tax merger-related charge of $7.4 million will be recognized in the quarter in which the merger is completed.

         Upon completion of the merger with Mahoning National and Sky Financial's pending acquisitions of First Western and Wood Bancorp to be completed in the third quarter of 1999, Sky Financial Group will have $7.7 billion in total assets, $5.8 billion in total deposits and $585 million in total shareholders' equity, with 230 banking centers throughout Ohio, western Pennsylvania, West Virginia and Michigan. The combined company will have a market capitalization of $2.1 billion, ranking Sky Financial the 55th largest bank holding company in the United States.

         David R. Francisco, Chairman and CEO, of Sky Financial commented, "As the financial services industry continues to consolidate, the addition of Mahoning National to the Sky Financial Group enhances our franchise and our ability to build shareholder value. Our pending acquisitions are proceeding at or ahead of schedule, positioning us well for the addition of the high-performing Mahoning National into our strong eastern Ohio, western Pennsylvania bank." .
          Sky Financial Group, Inc. is a diversified financial services holding company headquartered in Bowling Green, Ohio. The Company's banking affiliates include Mid Am Bank, Toledo, Ohio; The Citizens Banking Company, Salineville, Ohio; and The Ohio Bank, Findlay, Ohio. The Company's financial service affiliates include Sky Asset Management Services, Inc., Clearwater, Florida; Sky Investments, Inc., Bryan, Ohio; Sky Financial Solutions, Inc, Columbus, Ohio; Mid Am Private Trust, N.A., Pepper Pike, Ohio; Mid Am Financial Services, Inc. and Simplicity Mortgage Consultants, Carmel, Indiana; Picton Cavanaugh, Inc., Toledo, Ohio; Mid Am Title Insurance Agency, Inc., Adrian, Michigan; Sky Technology Resources, Inc., Bowling Green, Ohio; ValueNet, Inc., Lisbon, Ohio; Freedom Financial Life Insurance Company, Phoenix, Arizona; and Freedom Express, Inc., Salineville, Ohio.


                                      *****

         The information contained in this press release contains forward-looking statements regarding expected future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those contemplated by these forward-looking statements.

                        [SKY FINANCIAL GROUP, INC. LOGO]


          -----------------------------------------------------------

                                 ACQUISITION OF
                        MAHONING NATIONAL BANCORP, INC.

          -----------------------------------------------------------


                            Sky Financial Group, Inc.
                                  June 7, 1999

[SKY FINANCIAL GROUP, INC. LOGO]



                                 FORWARD LOOKING
                                   INFORMATION


This presentation contains certain estimates and projections of future operating results regarding both Sky Financial Group, Inc. and Mahoning National Bancorp, Inc. on a stand-alone basis and a pro forma combined basis following the merger, including estimates of financial condition and operating efficiencies on a combined basis, and certain merger-related charges expected to be incurred in connection with the transaction. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of Sky Financial Group, Inc. and Mahoning National Bancorp, Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either national or in the states in which the combined company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

[SKY FINANCIAL GROUP, INC. LOGO]


          -----------------------------------------------------------

                                   TRANSACTION
                                     SUMMARY

          -----------------------------------------------------------


FIXED EXCHANGE RATE:            1.66 SKYF shares per MGNB Share

INDICATED TRANSACTION VALUE:    $307 million (a)

PER MGNB SHARE:                 $48.66 (a)

STRUCTURE:                      Pooling of Interests
                                Tax Free Exchange

AGREEMENT:                      Definitive agreement signed
                                19.9% stock option granted to SKYF

DUE DILIGENCE:                  Complete

BOARD REPORTING:                One MGNB Director will join
                                SKYF's Board

EXPECTED CLOSING:               Fourth Quarter 1999



(a) Based on SKYF closing market price of $29.31 as of June 4, 1999.

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                         MAHONING NATIONAL BANCORP, INC.
                                     PROFILE

          -----------------------------------------------------------


     - $809 million high-performing bank holding company headquartered in Youngstown, Ohio

     -   Primary businesses include Community Banking and Trust

     -   20 banking offices in Mahoning (#3 market share) and Trumbull counties.

     -   $497 million in loans; $545 million in deposits

     -   $97 million in equity; average five-year ROE is 15.35%, EPS growth 12%

     -   $700 million Trust assets under management

[SKY FINANCIAL GROUP, INC. LOGO]


          -----------------------------------------------------------

                                   TRANSACTION
                                    RATIONALE

          -----------------------------------------------------------


     GOOD STRATEGIC FIT

     -   Enables strong market share position in six (6) contiguous counties

     -   Expands Sky Trust to $2.7 billion in assets under management

     FINANCIALLY BENEFICIAL

     -   Accretive in first year of combined operations

     - Based on conservative assumptions for cost savings and utilization of excess capital

     - With SKYF's diversified fee-based business lines, significant additional opportunity for revenue enhancements (not factored into projected earnings improvements)

     LOW RISK

     -   In-market transaction

     - SKYF and predecessors have completed 23 acquisitions since 1990 o Pending acquisitions of First Western (FWBI) and Wood Bancorp (FFWD) on schedule for closing in early third quarter 1999

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                   TRANSACTION
                                    RATIONALE

          -----------------------------------------------------------

                                   [GRAPHIC]

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                   TRANSACTION
                                    RATIONALE

          -----------------------------------------------------------


     FINANCIAL TERMS MEET SKYF'S ESTABLISHED ACQUISITION CRITERIA AND COMMITMENT TO FINANCIAL DISCIPLINE:

     - Cost savings estimated at $6.5 million or 30% of non-interest expense-very supportable based on similar in-market transactions

     -   Cost savings have been identified

     -   Immediately accretive without revenue enhancements

     - Capitalization in excess of 7% combined tangible ratio (approximately $25 million) provides estimated after-tax earnings of $2.0 million in 2000.

     -   One-time after tax charge of $7.4 million

[SKY FINANCIAL GROUP, INC. LOGO]


          -----------------------------------------------------------

                                      COST
                                     SAVINGS

          -----------------------------------------------------------

                                      ESTIMATED
                                         2000          SAVINGS AS A %
(In Millions)                          SAVINGS       OF EXPENSE CATEGORY
------------------------------------------------------------------------

Salaries & Benefits                    $  3.3              28%
Occupancy & Equipment                     0.7              24%
Other                                     2.5              36%
                                     -----------
TOTAL                                  $  6.5              30%
After tax                              $  4.2

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                 MERGER RELATED
                                     CHARGES

          -----------------------------------------------------------


(In Millions)

Transaction Costs                    $  4.3

Conversion Costs                         .5

Employee-Related Costs                  3.2

Occupancy/Equipment Writedowns           .5

Other                                    .5
                                     -------
Gross Charges                        $  9.0

Taxes                                   1.6
                                     -------

NET MERGER RELATED CHARGES             $7.4

[SKY FINANCIAL GROUP, INC. LOGO]


          -----------------------------------------------------------

                                    PRO FORMA
                               ACCRETION ESTIMATE

          -----------------------------------------------------------


                                     1999 (1)      2000 (1)
                                   -----------   -----------

SKYF EPS (2)                          $1.81         $2.08

Proforma EPS                             --         $2.10

Accretion Before
Revenue Enhancements                     --           1.0%

Earnings Improvements
(after-tax, $ in millions)

Cost Savings                                        $ 4.2

Earnings on Excess Capital                          $ 2.0


(1) Subject to timing of closing and exclude merger-related charges
(2) Current IBES consensus estimates

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                   TRANSACTION
                                     PRICING

          -----------------------------------------------------------

                             SKYF/MGNB   Recent Bank            SKYF
                             Merger (a)   Mergers (b)        Stand-alone
                             ----------  ------------        ------------
 Price to LTM EPS               21.4X        22.7X           Not Meaningful

 Price to Book Value             316%        289%               378%

 Price to Tangible Book Value    316%        311%               393%

 Price to Est. 2000
 Net Income Synergies           13.4X    Not Applicable        14.1X (c)

(a)Based on SKYF closing market price of $29.31 as of June 4, 1999
(b)Recently announced bank sellers with assets between $1 billion and $5 billion
(c)Based on IBES consensus estimate of $2.08 per share for SKYF on a stand alone basis

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                    PRO FORMA
                            SKY FINANCIAL GROUP, INC.

          -----------------------------------------------------------

(In Billions)              BALANCE SHEET DATA - MARCH 31, 1999
-------------------------------------------------------------------------------------
                                          SKYF
                                          FWBI
                                          FFWD                           Pro Forma
                           SKYF         Combined           MGNB          Combined
                           ----         --------           ----          --------

Assets                  $      4.7      $      6.9      $       .8      $      7.7

Loans                          3.3             4.6              .5             5.1

Deposits                       3.7             5.2              .5             5.8

Equity to Assets              7.46%           7.63%          12.01%           8.09%

Leverage Ratio                7.63%           7.46%          11.87%           7.93%

Reserve to Loans              1.65%           1.62%           1.61%           1.62%

Reserve to NPLs                455%            500%            506%            501%

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                    PRO FORMA
                            SKY FINANCIAL GROUP, INC.

          -----------------------------------------------------------

INCOME DATA - FOR QUARTER ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                                   SKYF
                                   FWBI
                                   FFWD                   Pro Forma
                         SKYF   Combined(a)  MGNB        Combined(a)
                        ------  ----------- ------       -----------
ROAA                     1.73%     1.51%     1.88%          1.55%

ROAE                    23.35%    20.22%    15.51%         19.48%

Net Interest Margin      4.40%     4.14%     5.03%          4.23%

Efficiency Ratio        53.94%    54.28%    44.99%         53.27%


(a)excludes any earnings improvements from all pending acquisitions

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                    PRO FORMA
                            SKY FINANCIAL GROUP, INC.

          -----------------------------------------------------------

     -   $7.7 billion assets
         -  Seventh largest in Ohio
         -  66th in the United States

     -   $2.1 billion market capitalization
         -  55th in the United States

     -   230 banking offices in OH, MI, PA, and WV

     -   Three bank charters

[SKY FINANCIAL GROUP, INC. LOGO]

          -----------------------------------------------------------

                                      FINAL
                                     SUMMARY

          -----------------------------------------------------------


     -   Continuation of theme and discipline

     -   Conservative assumptions

     -   Immediately accretive on cost savings and utilization of excess capital

     -   Attractively priced

     -   Proven integration plan

     -   High performing bank mission